                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Account Two of First SunAmerica Life Insurance Company of our report dated January 31, 2000, relating to the financial statements of First SunAmerica Life Insurance Company, and the incorporation by reference of our report dated December 9, 1999, relating to the financial statements of Variable Annuity Account Two. We also consent to the incorporation by reference of our report dated November 9, 1998, relating to the financial statements of First SunAmerica Life Insurance Company, into the Prospectus which constitutes part of this Registration Statement. We also consent to the incorporation by reference in such Prospectus of our report dated March 11, 1999, relating to the statement of assets acquired and liabilities assumed in the MBL Life Assurance Corporation transaction at December 31, 1998, appearing on page 8 of Anchor National Life Insurance Company's Current Report on Form 8-K/A dated March 12, 1999. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information and to the reference to us under the heading "Independent Accountants" in such Prospectus.




PricewaterhouseCoopers LLP                   /s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 7, 2000